Exhibit 99.2

Akoustis Announces Pricing of Public Offering of Common Stock

Charlotte, NC, December 12, 2019 (GLOBE NEWSWIRE) - Akoustis Technologies, Inc. (Nasdaq: AKTS) (“Akoustis” or the “Company”), an integrated device manufacturer (“IDM”) of patented bulk acoustic wave (“BAW”) high-band radio frequency (“RF”) filters for mobile and other wireless applications, announced today that it has priced its underwritten public offering of 4,800,000 shares of its common stock at a public offering price of $6.25 per share.

Akoustis expects the gross proceeds from the offering to be approximately $30.0 million, before deducting the underwriting discount and other estimated offering expenses payable by Akoustis.   Net proceeds, after the underwriting discount, but before estimated expenses of the offering payable by Akoustis, are expected to be approximately $28.2 million.

Akoustis intends to use the net proceeds from the offering to fund operations and the growth of its business, including for capital expenditures, working capital, research and development, the commercialization of its technology and other general corporate purposes.

Akoustis has granted the underwriters in the offering a 30-day option to purchase up to 720,000 additional shares of common stock solely to cover over-allotments.  Akoustis expects to close the offering, subject to market and other conditions, on or about December 16, 2019.

Craig-Hallum Capital Group LLC is acting as sole book-running manager for the offering, and Roth Capital Partners and Loop Capital Markets are acting as co-managers for the offering.

A shelf registration statement relating to the shares of common stock to be issued in the offering was filed with the Securities and Exchange Commission (the “SEC”) and is effective. A preliminary prospectus supplement and accompanying prospectus describing the terms of the offering have been filed with the SEC and a final prospectus supplement and accompanying prospectus with respect to the offering will be filed with the SEC.  Copies of the final prospectus supplement and the accompanying prospectus relating to the securities being offered may be obtained, when available, from Craig-Hallum Capital Group LLC, 222 South Ninth Street, Suite 350, Minneapolis, Minnesota 55402, by telephone at 612-334-6300 or by email at prospectus@chlm.com.  Electronic copies of the final prospectus supplement and accompanying prospectus will also be available on the SEC’s website at http://www.sec.gov.

This press release does not constitute an offer to sell, or the solicitation of an offer to buy, the shares of common stock, nor will there be any sale of the shares of common stock in any state or other jurisdiction in which such offer, solicitation or sale is not permitted.

About Akoustis Technologies, Inc.

Akoustis® is a high-tech BAW RF filter solutions company that is pioneering next-generation materials science and microelectromechanical systems (“MEMS”) wafer manufacturing to address the market requirements for improved RF filters - targeting higher bandwidth, higher operating frequencies and higher output power compared to incumbent polycrystalline BAW technology deployed today. The Company utilizes its proprietary XBAW manufacturing process to produce bulk acoustic wave RF filters for mobile and other wireless markets, which facilitate signal acquisition and accelerate band performance between the antenna and digital back end. Superior performance is driven by the significant advances of high-purity, single-crystal and associated piezoelectric materials and the resonator-filter process technology which drives electro-mechanical coupling and translates to wide filter bandwidth.

Akoustis plans to service the fast growing multi-billion-dollar RF filter market using its IDM business model. The Company owns and operates a 120,000 sq. ft. ISO-9001:2015 certified commercial wafer-manufacturing facility located in Canandaigua, NY, which includes a class 100 / class 1000 cleanroom facility - tooled for 150-mm diameter wafers - for the design, development, fabrication and packaging of RF filters, MEMS and other semiconductor devices. Akoustis Technologies, Inc. is headquartered in the Piedmont technology corridor near Charlotte, North Carolina.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the “safe harbor” created by those sections. These forward-looking statements include, but are not limited to, statements regarding the proposed public offering of common stock and the intended use of the net proceeds of such public offering. Forward-looking statements include all statements that are not historical facts and typically are identified by use of terms such as “may,” “will,” “should,” “could,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “intend,” “forecast,” “seek,” “potential,” “continue” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, these forward-looking statements are based on management’s current beliefs, expectations and assumptions and are subject to risks and uncertainties. Factors that could cause actual results to differ materially from those currently anticipated include, without limitation, risks relating to whether the Company will consummate the proposed offering; market and other general economic conditions; the fact that the Company’s management will have broad discretion in the use of the proceeds from any sale of the common stock in the proposed offering; the results of the Company’s research and development activities, including uncertainties relating to semiconductor process manufacturing; the development of the Company’s XBAW™ technology and products presently under development and the anticipated timing of such development; the Company’s ability to protect its intellectual property rights that are valuable to its business, including patent and other intellectual property rights; the Company’s ability to successfully manufacture, market and sell products based on the Company’s technologies; the Company’s ability to achieve qualification of its products for commercial manufacturing in a timely manner and the size and growth of the potential markets for any products so qualified; the rate and degree of market acceptance of any of the Company’s products; the Company’s ability to raise funding to support operations and the continued development and qualification of its products and the technologies underlying them; and the Company’s ability to service its outstanding indebtedness. These and other risks and uncertainties are described in more detail in the Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of the Company’s most recent Annual Report on Form 10-K and in subsequently filed Quarterly Reports on Form 10-Q and the Risk Factors sections of the preliminary prospectus supplement describing the terms of the proposed offering that will be filed with the SEC. Considering these risks, uncertainties and assumptions, the forward-looking statements regarding future events and circumstances discussed in this document may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.  You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements included in this document speak only as of the date hereof and, except as required by law, the Company undertakes no obligation to update publicly or privately any forward-looking statements, whether written or oral, for any reason after the date of this document to conform these statements to new information, actual results or to changes in its expectations.

Contact:

COMPANY:
Tom Sepenzis
Akoustis Technologies, Inc.
VP of Corporate Development & IR
(980) 689-4961
tsepenzis@akoustis.com

The Del Mar Consulting Group, Inc.
Robert B. Prag, President
858-794-9500
bprag@delmarconsulting.com